SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 9, 2004 (September 9, 2004)

Mission Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-09498	76-0437769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Lamar

Suite 1455

Houston, Texas 77010-3039

(Address and Zip Code of Principal Executive Offices)

(713) 495-3000

(Registrant’s telephone number, including area code)

Item 7.01.	Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“The Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Representatives of Mission Resources Corporation (“MSSN”) intend to make a presentation at 7:30 a.m. central time on September 10, 2004 at the Morgan Keegan 2004 Equity Conference, in New Orleans, LA.

We are furnishing herewith data being presented by certain of our executive officers on September 10, 2004 at the Morgan Keegan 2004 Equity Conference. Beginning at 7:30 a.m. central time Friday, September 10, 2004 an audio webcast of their remarks and accompanying graphic presentation will be made available under the Investor Relations —Presentations/Events section of our website at www.mrcorp.com.

MSSN does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibit 99.1 – Presentation dated September 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION RESOURCES CORPORATION

Date: September 9, 2004	By:	/s/ ANN KAESERMANN
	Name:	Ann Kaesermann
	Title:	Vice President – Accounting & Investor Relations, CAO